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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2003

MIDWAY GAMES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12367	22-2906244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2704 West Roscoe Street, Chicago, Illinois 60618
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (773) 961-2222

Item 5.    Other Events and Regulation FD Disclosure.

        2003 Annual Meeting of Stockholders/Stockholder Proposals

        Midway Games Inc. has scheduled its 2003 Annual Meeting of Stockholders to be held at the Harris Bank Building Auditorium, 8th Floor, 115 South La Salle Street, Chicago, Illinois, 60603 on Thursday, June 12, 2003 at 10:00 a.m. Central Standard Time, or at any proper adjournments.

        Because the date of our 2003 Annual Meeting of Stockholders has changed, we are notifying you of new dates regarding the receipt of stockholder proposals as follows:

        We must receive any stockholder proposals of matters to be acted upon at our 2003 Annual Meeting of Stockholders on or before March 3, 2003 in order to consider including them in our proxy materials for that meeting. If we do not receive notice of a stockholder proposal to be acted upon at our 2003 Annual Meeting of Stockholders on or before April 13, 2003, our proxy for that meeting may confer discretionary authority to vote on any such proposal.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GAMES INC.
January 31, 2003	By:	/s/ NEIL D. NICASTRO Neil D. Nicastro Chief Executive Officer

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  Item 5. Other Events and Regulation FD Disclosure.
SIGNATURE